UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	December 21, 2021

SEMPRA ENERGY
(Exact name of registrant as specified in its charter)

California	1-14201	33-0732627
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

488 8th Avenue, San Diego, California	92101
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(619) 696-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:
Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered

Sempra Energy Common Stock, without par value	SRE	New York Stock Exchange

Sempra Energy 5.75% Junior Subordinated Notes Due 2079, $25 par value	SREA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

Purchase and Sale Agreement

On December 21, 2021, Sempra Energy (the “Company” or “Sempra”) entered into a purchase and sale agreement (the “Purchase Agreement”) with Black River B 2017 Inc. (the “Purchaser”), a wholly owned affiliate of the Abu Dhabi Investment Authority (“ADIA”), and, solely for purposes of guaranteeing the obligations of the Purchaser, Infinity Investments S.A. and Azure Vista C 2020 S.à.r.l., each a wholly owned affiliate of ADIA, pursuant to which the Purchaser will acquire from the Company, for an aggregate purchase price of $1.785 billion, subject to certain adjustments described below, 10% of the outstanding Class A Units of Sempra Infrastructure Partners, LP (“Sempra Infrastructure,” and such transaction, the “Transaction”). Following the closing of the Transaction (the “Closing”), Sempra, KKR (as defined below) and the Purchaser will directly or indirectly own 70%, 20%, and 10%, respectively, of the outstanding Class A Units of Sempra Infrastructure. Sempra Infrastructure has two authorized classes of limited partnership interests, designated as “Class A Units” (which are common voting units) and “Sole Risk Interests” (which are only owned by Sempra, are non-voting and are not considered in the calculation of each limited partner’s respective ownership interests, subject to certain restrictions). Under the terms of the Purchase Agreement, during the period between signing and Closing, the Purchaser will have certain customary approval rights with respect to the Partnership’s business similar to those it will have after the Closing under the Amended LP Agreement (as described below), commensurate with the size of its investment. As further described below, after Closing the Purchaser will have certain rights similar to those of KKR but subject to additional limitations and adjustments to take into account the Purchaser’s relative ownership percentage.

Sempra Infrastructure currently indirectly owns 99.9% of the outstanding ordinary shares of Infraestructura Energetica Nova, S.A.P.I. de C.V. (“IEnova”). Under the terms of the Purchase Agreement, there will be a proportional purchase price adjustment at the Closing (i) for any remaining ordinary shares of IEnova that are not indirectly owned by Sempra Infrastructure at the Closing and (ii) that generally takes into account cash distributions made to, or capital contributions made by, the partners of Sempra Infrastructure, from and after the date of the Purchase Agreement to the Closing.

Pursuant to the Purchase Agreement, the parties have made customary representations and warranties and agreed to various customary covenants that apply between the date the Purchase Agreement was executed and the Closing, including, among others, covenants by the Company to conduct the business of Sempra Infrastructure and its subsidiaries in the ordinary course. The representations and warranties will not survive the Closing, subject to exceptions for actual fraud.

The Closing is subject to receipt of certain regulatory approvals, including in Mexico by the Comisión Federal de Competencia Económica and in the United States by the Federal Energy Regulatory Commission and the Department of Energy; certain other third-party approvals; the absence of a material adverse effect on the assets, businesses, properties, liabilities, financial condition or results of operations of Sempra Infrastructure taken as a whole, subject to certain exceptions; and other customary closing conditions. Any party may generally terminate the Purchase Agreement after September 30, 2022, if the Closing has not yet occurred by such date, provided that such date will be subject to an automatic extension through December 21, 2022 if required in order to receive regulatory approvals.

Limited Partnership Agreement

At the Closing, the Company and the other partners of Sempra Infrastructure (the “Minority Partners”) will enter into a second amended and restated agreement of limited partnership of Sempra Infrastructure (the “Amended LP Agreement”), which will govern their respective rights and obligations in respect of their ownership of Sempra Infrastructure. Under the Amended LP Agreement, the Purchaser will have the right at the Closing to designate one manager to the Sempra Infrastructure board of managers. Matters are decided generally by majority vote and the managers designated by the Company and the managers designated by each Minority Partner will each, as a group, have voting power equivalent to the ownership percentage of their respective designating limited partner. The Company will generally maintain control of Sempra Infrastructure as its 70% owner on terms similar to those currently applicable to Sempra Infrastructure. However, Sempra Infrastructure and its controlled subsidiaries will be prohibited from taking certain limited actions without the prior written approval of the Minority Partners (subject to the Minority Partners maintaining certain ownership thresholds in Sempra Infrastructure). The minority protections granted to KKR Pinnacle Investor L.P. (“KKR”), which became a Minority Partner of Sempra Infrastructure on October 1, 2021, are described in the Form 8-K filed by the Company with the U.S. Securities and Exchange Commission (“SEC”) on April 4, 2021 (the “Prior Form 8-K”). The minority protections held by the Purchaser (subject to maintaining certain ownership thresholds in Sempra Infrastructure) constitute a sub-set of the minority protections granted to KKR and include, among other things and in each case subject to certain exceptions and limitations, an advance approval right with respect to any of the following actions by Sempra Infrastructure: (i) redeeming units or making distributions to its limited partners other than on a pro rata basis and as expressly permitted under the Amended LP Agreement, (ii) transferring, disposing of or issuing equity securities in any subsidiary of Sempra Infrastructure that is undertaking or is the owner of any project that has received a final investment decision if, following such transfer, disposition or issuance, Sempra Infrastructure will no longer directly or indirectly hold at least 50% of the outstanding equity securities of such subsidiary or such transfer, disposition or issuance will result in a material reduction in Sempra Infrastructure’s direct or indirect governance rights with respect to such subsidiary, (iii) generally incurring indebtedness over a certain threshold, (iv) making a final investment decision for, or entering into a contract to acquire, certain material projects, assets or properties (subject to higher dollar thresholds for such decisions or acquisitions and additional limitations in excess of those applicable to KKR as the 20% limited partner), and (v) approving certain affiliate arrangements with the Company.

The terms of the Amended LP Agreement applicable to the Purchaser in relation to capital contributions and distributions are generally consistent with those granted to the KKR Minority Partner as described in the Prior Form 8-K, with adjustments and limitations to take into account the Purchaser’s relative ownership percentage, including limiting the Purchaser’s priority distribution rights to the failure of certain proposed projects to receive a positive final investment decision by a date certain or to achieve specified thresholds of projected internal rates of return or leverage. The transfer rights and restrictions and registration rights in the Amended LP Agreement applicable to the Purchaser are also generally consistent with those granted to the KKR Minority Partner as described in the Prior Form 8-K, with adjustments and limitations to take into account the Purchaser’s relative ownership percentage, including a general restriction on the Purchaser from transferring its interests in Sempra Infrastructure to third parties (other than pursuant to certain specified permitted transfers) for a specified period following its entry into the Amended LP Agreement.

Forward-Looking Statements

This report contains statements that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on assumptions with respect to the future, involve risks and uncertainties, and are not guarantees. Future results may differ materially from those expressed in any forward-looking statements. These forward-looking statements represent our estimates and assumptions only as of the date of this report. We assume no obligation to update or revise any forward-looking statement as a result of new information, future events or other factors.

Forward-looking statements in this report include any statements regarding the ability to complete the proposed Transaction on the anticipated timeline or at all, the anticipated benefits of this Transaction if completed, the projected impact of this Transaction on Sempra’s performance or opportunities, and any other statements regarding Sempra’s expectations, beliefs, plans, objectives or prospects or future performance or financial condition as a result of or in connection with this Transaction. In this report, forward-looking statements can be identified by words such as “believes,” “expects,” “anticipates,” “plans,” “estimates,” “projects,” “forecasts,” “should,” “could,” “would,” “will,” “confident,” “may,” “can,” “potential,” “possible,” “proposed,” “in process,” “under construction,” “in development,” “target,” “outlook,” “maintain,” “continue,” “goal,” “aim,” “commit,” or similar expressions, or when we discuss our guidance, priorities, strategy, goals, vision, mission, opportunities, projections, intentions or expectations.

Factors, among others, that could cause actual results and events to differ materially from those described in any forward-looking statements include risks and uncertainties relating to: the timing of the proposed Transaction; the ability to satisfy the conditions to closing such Transaction; the ability to obtain regulatory approvals necessary to complete such Transaction; the ability to achieve the anticipated benefits of such Transaction; the effect of this communication on Sempra’s stock price; transaction costs; the diversion of management time on transaction-related issues; the effects on such Transaction of industry, market, economic, political or regulatory conditions outside of Sempra’s control; the effects on such Transaction of disruptions to Sempra’s businesses; California wildfires, including the risks that we may be found liable for damages regardless of fault and that we may not be able to recover costs from insurance, the wildfire fund established by California Assembly Bill 1054 or in rates from customers; decisions, investigations, regulations, issuances or revocations of permits and other authorizations, renewals of franchises, and other actions by (i) the California Public Utilities Commission (CPUC), Comisión Reguladora de Energía, U.S. Department of Energy, U.S. Federal Energy Regulatory Commission, Public Utility Commission of Texas, and other regulatory and governmental bodies and (ii) states, counties, cities and other jurisdictions in the U.S., Mexico and other countries in which we do business; the success of business development efforts, construction projects and acquisitions and divestitures, including risks in (i) the ability to make a final investment decision, (ii) completing construction projects or other transactions on schedule and budget, (iii) the ability to realize anticipated benefits from any of these efforts if completed, and (iv) obtaining the consent or approval of partners or other third parties, including governmental entities; the resolution of civil and criminal litigation, regulatory inquiries, investigations and proceedings, and arbitrations, including those related to the natural gas leak at Southern California Gas Company’s (SoCalGas) Aliso Canyon natural gas storage facility; changes to laws, including proposed changes to the Mexican constitution that could materially limit access to the electric generation market and changes to Mexico’s trade rules that could materially limit our ability to import and export hydrocarbons; failure of foreign governments and state-owned entities to honor their contracts and commitments and property disputes; actions by credit rating agencies to downgrade our credit ratings or to place those ratings on negative outlook and our ability to borrow on favorable terms and meet our substantial debt service obligations; the impact of energy and climate goals, policies, legislation and rulemaking, including actions to reduce or eliminate reliance on natural gas generally and any deterioration of or increased uncertainty in the political or regulatory environment for California natural gas distribution companies; the pace of the development and adoption of new technologies in the energy sector, including those designed to support governmental and private party energy and climate goals, and our ability to timely and economically incorporate them into our business; weather, natural disasters, pandemics, accidents, equipment failures, explosions, acts of terrorism, information system outages or other events that disrupt our operations, damage our facilities and systems, cause the release of harmful materials, cause fires or subject us to liability for property damage or personal injuries, fines and penalties, some of which may not be covered by insurance, may be disputed by insurers or may otherwise not be recoverable through regulatory mechanisms or may impact our ability to obtain satisfactory levels of affordable insurance; the availability of electric power and natural gas and natural gas storage capacity, including disruptions caused by failures in the transmission grid or limitations on the withdrawal of natural gas from storage facilities; the impact of the COVID-19 pandemic, including potential vaccination mandates, on capital projects, regulatory approvals and the execution of our operations; cybersecurity threats to the energy grid, storage and pipeline infrastructure, information and systems used to operate our businesses, and confidentiality of our proprietary information and personal information of our customers and employees, including ransomware attacks on our systems and the systems of third-party vendors and other parties with which we conduct business; the impact at San Diego Gas & Electric Company (SDG&E) on competitive customer rates and reliability due to the growth in distributed and local power generation, including from departing retail load resulting from customers transferring to Direct Access and Community Choice Aggregation, and the risk of nonrecovery for stranded assets and contractual obligations; Oncor Electric Delivery Company LLC’s (Oncor) ability to eliminate or reduce its quarterly dividends due to regulatory and governance requirements and commitments, including by actions of Oncor’s independent directors or a minority member director; volatility in foreign currency exchange, inflation and interest rates and commodity prices and our ability to effectively hedge these risks and with respect to interest rates, the impact on SDG&E’s and SoCalGas’ cost of capital; changes in tax and trade policies, laws and regulations, including tariffs and revisions to international trade agreements that may increase our costs, reduce our competitiveness, or impair our ability to resolve trade disputes; and other uncertainties, some of which may be difficult to predict and are beyond our control.

These risks and uncertainties are further discussed in the reports that Sempra has filed with the SEC. These reports are available through the EDGAR system free-of-charge on the SEC’s website, www.sec.gov, and on Sempra’s website, www.sempra.com. Investors should not rely unduly on any forward-looking statements.

Sempra Infrastructure, Sempra LNG, Sempra Mexico, Sempra Texas Utilities, Oncor and IEnova are not the same companies as the California utilities, SDG&E or SoCalGas, and Sempra Infrastructure, Sempra LNG, Sempra Mexico, Sempra Texas Utilities, Oncor and IEnova are not regulated by the CPUC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEMPRA ENERGY,
(Registrant)

Date: December 21, 2021	By: /s/ Peter R. Wall
Peter R. Wall Senior Vice President, Controller and Chief Accounting Officer